                                                                   EXHIBIT 99.30


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


In re:

Ocean Development Co.,


                                                        Case Number 01-10972 EIK

                    Debtor.                             Chapter 11



                         STATEMENT OF FINANCIAL AFFAIRS
                    DECLARATION UNDER PENALTY OF PERJURY OF
                RANDALL L. TALCOTT, ON BEHALF OF THE CORPORATION

         I, Randall L. Talcott, Vice President -- Finance of Ocean Development Co., the above-captioned debtor and debtor in possession (the "Debtor"), declare under penalty of perjury that I have read the following Statement of Financial Affairs, and any attachments thereto, and that it is true and correct to the best of my knowledge, information and belief. Although every effort has been made to make the Statement of Financial Affairs accurate and complete, because of the magnitude and complexity of the task, inadvertent errors and omissions may exist.


Dated: January 2002                    /s/ Randall L. Talcott
                                       -----------------------------------------
                                       Randall L. Talcott
                                       Vice President -- Finance
                                       Ocean Development Co.
                                       Two North Riverside Plaza
                                       Chicago, IL 60606-2609

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: OCEAN DEVELOPMENT CO.                           Case Number:01-10972(EIK)

                         STATEMENT OF FINANCIAL AFFAIRS

Unless otherwise indicated, data is as of the close of business on October 19, 2001 (the "Petition Date").

The Debtor has used its best efforts to compile the information set forth in this Statement of Financial Affairs from its books and records maintained in the ordinary course of business. The Debtor reserves the right to amend this Statement of Financial Affairs as additional information becomes available.

Certain information set forth in this Statement of Financial Affairs is duplicative of information previously disclosed in the chapter 11 petitions or related first day papers filed by the debtors and debtors in possession in the chapter 11 cases jointly administered with the chapter 11 case of Debtor American Classic Voyages Co., Case Number 01-10954 (collectively, "AMCV"). In the course of preparing this Statement of Financial Affairs, the Debtor reviewed and, where appropriate, revised such information, to the best of its ability, to reflect postpetition accounting adjustments made according to the Debtor's normal accounting practices.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 1 of 1

In re: OCEAN DEVELOPMENT CO.                               Case No:01-10972(EIK)

1.       INCOME FROM EMPLOYMENT OR OPERATION OF BUSINESS

None     State the gross amount of income the debtor has received from
[X] employment, trade, or profession, or from operation of the debtor's business from the beginning of this calendar year to the date this case was commenced. State also the gross amounts received during the two years immediately preceding this calendar year. (A debtor that maintains, or has maintained, financial records on the basis of a fiscal rather than a calendar year may report fiscal year income. Identify the beginning and the ending dates of the debtor's fiscal year).

                  AMOUNT                  SOURCE (if more than one)

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 1 of 1

In re: OCEAN DEVELOPMENT CO.                               Case No:01-10972(EIK)

2.       INCOME OTHER THAN FROM EMPLOYMENT OR OPERATION OF BUSINESS

None     State the amount of income received by the debtor other than from
[ ] employment, trade, profession or operation of the debtor's business during the two years immediately preceding the commencement of this case. Give particulars.

                 AMOUNT             SOURCE
                $1,110.00           01/01/00 - 12/31/00 -- NET INTEREST INCOME
                $1,156.00           01/01/01 - 10/22/01 -- NET INTEREST INCOME
               $10,369.00           01/01/01 - 10/22/01 -- OTHER INCOME
               $46,052.00           01/01/99 - 12/31/99 -- OTHER INCOME

The presentation of financial data has been prepared as part of the Debtor's annual tax filing with the Internal Revenue Service. The tax filings were the only manner in which financial data was prepared on a consolidating basis for all Debtor subsidiaries. This information is unaudited. Previously, financial information was prepared on a consolidated basis for all debtors or for certain groups of debtors. Consolidated financial statements for American Classic Voyages Co., and for certain other subsidiaries was audited by the independent auditors listed in item 19b. Differences between the audited consolidated financial statements of American Classic Voyages Co. and the information presented in these schedules for each debtor and non-debtor on a consolidated basis relates primarily to differences between tax-basis and book-basis depreciation expense.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 1 of 1

In re: OCEAN DEVELOPMENT CO.                               Case No:01-10972(EIK)

3.       PAYMENTS TO CREDITORS

None     a. List all payments on loans, installment purchases of goods or
[ ] services, and other debts, aggregating more than $600.00 to any creditor, made within 90 days immediately preceding the commencement of this case.

NAME AND ADDRESS                    DATE OF           AMOUNT            AMOUNT
OF CREDITOR                         PAYMENT           PAID              STILL OWING

                               - See attachment -

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 1 of 1

In re: OCEAN DEVELOPMENT CO.                               Case No:01-10972(EIK)

CREDITOR                   CHECK NO.                  DATE                       CHECK AMOUNT

In the ordinary course of business during the applicable period, the Debtor paid the majority of its subsidiaries' and affiliates' obligations through its centralized cash management system. Under this arrangement, the Debtor paid each of these obligations out of its bank accounts and then entered into offsetting transactions through intercompany accounts. The offsetting intercompany transactions made in the ordinary course of business, as described above, are not set forth herein.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 1 of 1

In re: OCEAN DEVELOPMENT CO.                               Case No:01-10972(EIK)

3.       PAYMENTS TO CREDITORS

None     b. List all payments within one year immediately preceding the
[ ] commencement of this case to or for the benefit of creditors who are or were insiders.

NAME AND ADDRESS                    DATE OF           AMOUNT            AMOUNT
OF CREDITOR                         PAYMENT           PAID              STILL OWING

                               - See attachment -

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 1 of 1

In re: OCEAN DEVELOPMENT CO.                               Case No:01-10972(EIK)

CREDITOR                   CHECK NO.                  DATE              CHECK AMOUNT      DESCRIPTION

Please refer to the response to Item 3b in the Statement of Financial Affairs of Debtor American Classic Voyages Co., Case number 01-10954.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 1 of 1

In re: OCEAN DEVELOPMENT CO.                               Case No:01-10972(EIK)

4.       SUITS AND ADMINISTRATIVE PROCEEDINGS, EXECUTIONS, GARNISHMENTS AND
         ATTACHMENTS

None     a. List all suits and administrative proceedings to which the debtor is
[X] or was a party within one year immediately preceding the filing of this bankruptcy case.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 1 of 1

In re: OCEAN DEVELOPMENT CO.                               Case No:01-10972(EIK)

4.       SUITS AND ADMINISTRATIVE PROCEEDINGS, EXECUTIONS, GARNISHMENTS AND
         ATTACHMENTS

None     b. Describe all property that has been attached, garnished or seized
[X] under any legal or equitable process within one year immediately preceding the commencement of this case

NAME AND ADDRESS OF PERSON FOR               DATE OF     DESCRIPTION AND VALUE OF
WHOSE BENEFIT PROPERTY WAS SEIZED            SEIZURE     PROPERTY

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 1 of 1

In re: OCEAN DEVELOPMENT CO.                               Case No:01-10972(EIK)

5.       REPOSSESSIONS, FORECLOSURES AND RETURNS

None     List all property that has been repossessed by a creditor, sold at a
[X] foreclosure sale, transferred through a deed in lieu of foreclosure or returned to the seller, within one year immediately preceding the commencement of this case.

                                    DATE OF REPOSSESSION,
NAME AND ADDRESS OF                 FORECLOSURE, SALE,         DESCRIPTION AND VALUE
CREDITOR OR SELLER                  TRANSFER OR RETURN         OF PROPERTY

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 1 of 1

In re: OCEAN DEVELOPMENT CO.                               Case No:01-10972(EIK)

6.       ASSIGNMENTS AND RECEIVERSHIPS

None     a. Describe any assignment of property for the benefit of creditors
[X] made within 120 days immediately preceding the commencement of this case.

NAME AND ADDRESS                    DATE OF           TERMS OF ASSIGNMENT
OF ASSIGNEE                         ASSIGNMENT        OR SETTLEMENT

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 1 of 1

In re: OCEAN DEVELOPMENT CO.                               Case No:01-10972(EIK)

6.       ASSIGNMENTS AND RECEIVERSHIPS

None     b. List all property which has been in the hands of a custodian,
[X] receiver, or court-appointed official within One year immediately preceding the commencement of this case.

                                    NAME AND LOCATION
NAME AND ADDRESS                    OF COURT, CASE TITLE       DATE OF     DESCRIPTION AND
OF CUSTODIAN                        AND NUMBER                 ORDER       VALUE OF PROPERTY

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 1 of 1

In re: OCEAN DEVELOPMENT CO.                               Case No:01-10972(EIK)

7.       GIFTS

None     List all gifts or charitable contributions made within one year
[X] immediately preceding the commencement of this case except ordinary and usual gifts to family members aggregating less than $200 in value per individual family member and charitable contributions aggregating less than $100 per recipient.

NAME AND ADDRESS OF PERSON          RELATIONSHIP TO            DATE OF           DESCRIPTION AND
OR ORGANIZATION                     DEBTOR, IF ANY             GIFT              VALUE OF GIFT

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 1 of 1

In re: OCEAN DEVELOPMENT CO.                               Case No:01-10972(EIK)

8.       LOSSES

None     List all losses from fire, theft, other casualty or gambling within one
[X] year immediately preceding the commencement of this case or since the commencement of this case.

                            DESCRIPTION OF CIRCUMSTANCE AND, IF
DESCRIPTION AND             LOSS WAS COVERED IN WHOLE OR IN              DATE OF
VALUE OF PROPERTY           PART BY INSURANCE, GIVE PARTICULARS          LOSS

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 1 of 1

In re: OCEAN DEVELOPMENT CO.                               Case No:01-10972(EIK)

9.       PAYMENTS RELATED TO DEBT COUNSELING OR BANKRUPTCY

None     List all payments made or property transferred by or on behalf of the
[ ] debtor to any persons, including attorneys, for consultation concerning debt consolidation, relief under the bankruptcy law or preparation of a petition in bankruptcy within one year immediately preceding the commencement of this case.

      NAME AND ADDRESS                       DATE OF PAYMENT, NAME OF            AMOUNT OF MONEY OR DESCRIPTION
      OF PAYEE                               PAYOR, IF OTHER THAN DEBTOR         AND VALUE OF PROPERTY

The preparation of the Debtor's chapter 11 petition and related consultation were paid in conjunction with the provision of similar services to the Debtor's affiliate, Debtor American Classic Voyages Co., Case Number 01-10954. See Item 9 in American Classic Voyages Cos. Statement of Financial Affairs regarding relevent payment information.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 1 of 1

In re: OCEAN DEVELOPMENT CO.                               Case No:01-10972(EIK)

10.      OTHER TRANSFERS

None     List all other property, other than property transferred in the
[X] ordinary course of the business or financial affairs of the debtor, transferred either absolutely or as security within one year immediately preceding the commencement of this case.

NAME AND ADDRESS OF TRANSFEREE,                                DESCRIBE PROPERTY TRANSFERRED
RELATIONSHIP TO DEBTOR                       DATE              AND VALUE RECEIVED

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 1 of 1

In re: OCEAN DEVELOPMENT CO.                               Case No:01-10972(EIK)

11.      CLOSED FINANCIAL ACCOUNTS

None     List all financial accounts and instruments held in the name of the
[X] debtor or for the benefit of the debtor which were closed, sold, or otherwise transferred within one year immediately preceding the commencement of this case. Include checking, savings, or other financial accounts, certificates of deposit, or other instruments, shares and share accounts held in banks, credit unions, pension funds, cooperatives, associations, brokerage houses and other financial institutions.

     NAME AND ADDRESS                                                   AMOUNT AND DATE
     OF INSTITUTION                 TYPE AND NUMBER OF ACCOUNT          OF CLOSING

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 1 of 1

In re: OCEAN DEVELOPMENT CO.                               Case No:01-10972(EIK)

12.      SAFE DEPOSIT BOXES

None     List each safe deposit or other box or depository in which the debtor
[X] has or had securities, cash, or other valuables within one year immediately preceding the commencement of this case.

                                                                                          DATE OF
NAME AND ADDRESS OF BANK            NAME AND ADDRESS OF THOSE WITH      DESCRIPTION OF    TRANSFER OR
OR OTHER DEPOSITORY                 ACCESS TO BOX OR DEPOSITORY         CONTENTS          SURRENDER, IF ANY

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 1 of 1

In re: OCEAN DEVELOPMENT CO.                               Case No:01-10972(EIK)

13.      SET-OFFS

None     List all set-offs made by any creditor, including a bank, against a
[X] debt or deposit of the debtor within 90 days preceding the commencement of this case.

NAME AND ADDRESS OF
CREDITOR                            DATE OF SET-OFF                     AMOUNT OF SET-OFF

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 1 of 1

In re: OCEAN DEVELOPMENT CO.                               Case No:01-10972(EIK)

14.      PROPERTY HELD FOR ANOTHER PERSON

None     List all Property owned by another person that the debtor holds or
[X]      controls.

NAME AND ADDRESS           DESCRIPTION AND VALUE               LOCATION OF
OF OWNER                   OF PROPERTY                         PROPERTY

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 1 of 1

In re: OCEAN DEVELOPMENT CO.                               Case No:01-10972(EIK)

15.      PRIOR ADDRESS OF DEBTOR

None If the debtor has moved within the two years immediately preceding the [X] commencement of this case, list all premises which the debtor occupied during that period and vacated prior to the commencement of this case.

ADDRESS                    NAME USED                  DATES OF OCCUPANCY
                                                      From:
                                                        To:

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 1 of 1

In re: OCEAN DEVELOPMENT CO.                               Case No:01-10972(EIK)

16.      SPOUSES AND FORMER SPOUSES

None     If the debtor resides or resided in a community property state,
[X] commonwealth, or territory (including Alaska, Arizona, California, Idaho, Louisiana, Nevada, New Mexico, Puerto Rico, Texas, Washington, or Wisconsin) within the six-year period immediately preceding the commencement of this case, identify the name of the debtor's spouse and of any former spouse who resides or resided with the debtor in the community property state.

NAME

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 1 of 1

In re: OCEAN DEVELOPMENT CO.                               Case No:01-10972(EIK)

17.      ENVIRONMENTAL INFORMATION

         For the purpose of this question, the following definitions apply:

         "Environmental Law" means any federal, state or local statute or regulation regulating pollution, contamination, releases of hazardous or toxic substances, wastes or material into the air, land soil, surface water, ground water, or other medium, including but not limited to, statutes or regulation regulating the cleanup of these substances, wastes, or material.

         "Site" means any location, facility, or property as defined under any Environmental Law, whether or not presently or formerly owned or operated by the debtor, including, but not limited to, disposal sites. "Hazardous Material" means anything defined as a hazardous waste, hazardous substance, toxic substance, hazardous material, pollutant, or contaminant or similar term under Environmental Law.

None     a. List the name and address of every site for which the debtor has
[X] received notice in writing by a governmental unit that it may be liable or potentially liable under or in violation of an Environmental Law. Indicate the governmental unit, the date of the notice, and, if known , the Environmental Law.

SITE NAME                  NAME AND ADDRESS                    DATE OF           ENVIRONMENTAL
AND ADDRESS                OF GOVERNMENTAL UNIT                NOTICE            LAW

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 1 of 1

In re: OCEAN DEVELOPMENT CO.                               Case No:01-10972(EIK)

17.      ENVIRONMENTAL INFORMATION

None     b. List the name and address of every site for which the debtor
[X] provided notice to a governmental unit of a release of Hazardous Material. Indicate the governmental unit to which the notice was sent and the date of the notice.

SITE NAME                  NAME AND ADDRESS                    DATE OF           ENVIRONMENTAL
AND ADDRESS                OF GOVERNMENTAL UNIT                NOTICE            LAW

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 1 of 1

In re: OCEAN DEVELOPMENT CO.                               Case No:01-10972(EIK)

17.      ENVIRONMENTAL INFORMATION

None     c. List all judicial or administrative proceedings, including
[X] settlements or orders, under any Environmental Law with respect to which the debtor is or was a party. Indicate the name and address of the governmental unit that is or was a party to the proceeding, and the docket number.

NAME AND ADDRESS                    DOCKET            STATUS OR
OF GOVERNMENTAL UNIT                NUMBER            POSITION

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 1 of 1

In re: OCEAN DEVELOPMENT CO.                               Case No:01-10972(EIK)

18.      NATURE, LOCATION AND NAME OF BUSINESS

None     a. If the debtor is an individual, list the names, addresses, taxpayer
[X] identification numbers, nature of the business, and beginning and ending dates of all businesses in which the debtor was an officer, director, partner, or managing executive of a corporation, partnership, sole proprietorship, or was a self-employed professional within the six years immediately preceding the commencement of this case, or in which the debtor owned 5 percent or more of the voting or equity securities within six years immediately preceding the commencement of this case.

         If the debtor is a partnership, list the names, addresses, taxpayer identification numbers, nature of the businesses, and beginning and ending dates of all businesses in which the debtor was a partner or owned 5 percent or more of the voting or equity securities, within the six years immediately preceding the commencement of this case.

         If the debtor is a corporation, list the names, addresses, taxpayer identification numbers, nature of the businesses, and beginning and ending dates of all businesses in which the debtor was a partner or owned 5 percent or more of the voting or equity securities, within the six years immediately preceding the commencement of this case.

NAME AND                   TAXPAYER          NATURE OF                  BEGINNING &
ADDRESS                    ID NUMBER         BUSINESS                   ENDING DATES

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 1 of 1

In re: OCEAN DEVELOPMENT CO.                               Case No:01-10972(EIK)

18.      NATURE, LOCATION AND NAME OF BUSINESS

None     b. Identify any business listed in response to subdivision a., above,
[X]      that is "single asset real estate" as defined in 11 U.S.C.ss.101.

NAME                                ADDRESS

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 1 of 1

In re: OCEAN DEVELOPMENT CO.                               Case No:01-10972(EIK)

           The following questions are to be completed by every debtor that is a corporation or partnership and by any individual debtor who is or has been within six years immediately preceding the commencement of this case, any of the following: an officer, director, managing executive, or owner of more than 5 percent of the voting or equity securities of a corporation, a partner, other than a limited partner, of a partnership, a sole proprietor or otherwise self-employed.

           (An individual or joint debtor should complete this portion of the statement only if the debtor is or has been in business, as defined above, within the six years immediately preceding the commencement of this case. A debtor who has not been in business within those six years should go directly to the signature page.)

19.      BOOKS, RECORDS AND FINANCIAL STATEMENTS

None     a. List all bookkeepers and accountants who within the two years
[ ] immediately preceding the filing of this bankruptcy case kept or supervised the keeping of books of account and records of the debtor.

NAME AND ADDRESS                             DATES SERVICE RENDERED
JOHN M. RAU                                  06/94 - 07/01
3151 NORTH LINCOLN AVENUE, #306
CHICAGO  IL  60657

NICHOLAS J. DAVISON                          12/99 - PRESENT
SAN MICHELE, APARTMENT 2108
1301 SAINT TROPEZ CIRCLE
WESTON  FL  33326

RANDALL L. TALCOTT                           10/98 - PRESENT
4641 NORTH MAGNOLIA AVENUE, #2N
CHICAGO  IL  60640

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 1 of 1

In re: OCEAN DEVELOPMENT CO.                               Case No:01-10972(EIK)

19.      BOOKS, RECORDS AND FINANCIAL STATEMENTS

None     b. List all firms or individuals who within two years immediately
[ ] preceding the filing of this bankruptcy case have audited the books of account and records, or prepared a financial statement of the debtor.

NAME                                ADDRESS                             DATES SERVICE RENDERED
KPMG PEAT MARWICK LLP               303 EAST WACKER DRIVE               ENTIRE PERIOD COVERED
                                    CHICAGO  IL  60601

* The Debtor's financial information is generally recorded and reported on a consolidated basis and is included in the quarterly, annual and other reports of American Classic Voyages Co. While an opinion of independant auditors was not rendered on the financial statements of the Debtor in the two years preceding the filing of this bankruptcy case, the consolidated books of American Classic Voyages Co. (including the accounts of this Debtor) were audited by the firm listed above.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 1 of 1

In re: OCEAN DEVELOPMENT CO.                               Case No:01-10972(EIK)

19.      BOOKS, RECORDS AND FINANCIAL STATEMENTS

None     c. List all firms or individuals who at the time of the commencement of
[ ] this case were in possession of the books of account and records of the debtor. If any of the books of account and records are not available, explain.

NAME                                ADDRESS
NICHOLAS J. DAVISON                 SAN MICHELE, APARTMENT 2108
                                    1301 SAINT TROPEZ CIRCLE
                                    WESTON  FL  33326

RANDALL L. TALCOTT                  4641 NORTH MAGNOLIA AVENUE, #2N
                                    CHICAGO  IL  60640

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 1 of 1

In re: OCEAN DEVELOPMENT CO.                               Case No:01-10972(EIK)

19.      BOOKS, RECORDS AND FINANCIAL STATEMENTS

None     d. List all financial institutions, creditors and other parties,
[ ] including mercantile and trade agencies, to whom a financial statement was issued within the two years immediately preceding the commencement of this case by the debtor.

NAME AND ADDRESS                             DATES ISSUED

During the applicable period, with certain exceptions, American Classic Voyages Co. has periodically submitted its financial statements to the Securities and Exchange Commission, on a consolidated basis. As a result, the Debtor's consolidated financial statements are publicaly available. In addition, American Classic Voyages Co. generally provides its consolidated financial statements directly to its primary lenders and, in certain circumstances, to other parties in the ordinary course of business, including in support of requests for extensions of trade credit.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 1 of 1

In re: OCEAN DEVELOPMENT CO.                               Case No:01-10972(EIK)

20.      INVENTORIES

None     a. List the dates of the last two inventories taken of your property,
[ ] the name of the person who supervised the taking of each inventory, and the dollar amount and basis of each inventory.

DATE OF           INVENTORY                           DOLLAR AMOUNT OF INVENTORY
INVENTORY         SUPERVISOR                          (Specify cost, market or other basis)

The dates of the last two inventories taken of the Debtor's property and the persons who supervised the taking of such inventories are unknown. The book value of the inventories is stated in the Statement of Assets and Liabilities for the Debtor.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 1 of 1

In re: OCEAN DEVELOPMENT CO.                               Case No:01-10972(EIK)

20.      INVENTORIES

None     b. List the name and address of the person having possession of the
[ ]      records of each of the two inventories reported in a., above.

                           NAME AND ADDRESS OF CUSTODIAN
DATE OF INVENTORY          OF INVENTORY RECORDS

The dates of the last two inventories taken of the Debtor's property and the persons who supervised the taking of such inventories are unknown. The book value of the inventories is stated in the Statement of Assets and Liabilities for the Debtor.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 1 of 1

In re: OCEAN DEVELOPMENT CO.                               Case No:01-10972(EIK)

21.      CURRENT PARTNERS, OFFICERS, DIRECTORS AND SHAREHOLDERS

None     a. If the debtor is a partnership, list the nature and percentage of
[X]      partnership interest of each member of the partnership.

NAME AND ADDRESS                    NATURE OF INTEREST                           PERCENTAGE OF INTEREST

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 1 of 2

In re: OCEAN DEVELOPMENT CO.                               Case No:01-10972(EIK)

21.      CURRENT PARTNERS, OFFICERS, DIRECTORS AND SHAREHOLDERS

    None    b. If the debtor is a corporation, list all officers and directors
    [ ]     of the corporation, and each stockholder who directly or indirectly owns, controls, or holds 5 percent or more of the voting or equity securities of the corporation.

                                                                                          NATURE AND PERCENTAGE
NAME AND ADDRESS                             TITLE                                        OF STOCK OWNERSHIP
ALLEN, JORDAN B.                             DIRECTOR, EXECUTIVE VICE PRESIDENT AND       NONE
1428 BRICKELL AVENUE, 5TH FLOOR              SECRETARY                                    0.00%
MIAMI  FL  33131-3411

CALIAN, PHILIP C.                            DIRECTOR AND CHAIRMAN OF THE BOARD           NONE
1428 BRICKELL AVENUE, 5TH FLOOR                                                           0.00%
MIAMI  FL  33131-3411

DAVISON, NICHOLAS J.                         VICE PRESIDENT - FINANCE AND ASSISTANT       NONE
1428 BRICKELL AVENUE, 5TH FLOOR              TREASURER                                    0.00%
MIAMI  FL  33131-3411

DUNCAN, LYALL J.                             ASSISTANT SECRETARY                          NONE
1428 BRICKELL AVENUE, 5TH FLOOR                                                           0.00%
MIAMI  FL  33131-3411

JOHNSON, STEPHEN R.                          VICE PRESIDENT - CONSTRUCTION                NONE
1428 BRICKELL AVENUE, 5TH FLOOR                                                           0.00%
MIAMI  FL  33131-3411

MAIN, DONALD                                 VICE PRESIDENT - ENGINEERING                 NONE
1428 BRICKELL AVENUE, 5TH FLOOR                                                           0.00%
MIAMI  FL  33131-3411

PARNS, JEFFREY L.                            VICE PRESIDENT - INTERIOR DESIGN AND         NONE
1428 BRICKELL AVENUE, 5TH FLOOR              ARCHITECTURE                                 0.00%
MIAMI  FL  33131-3411

PROJECT AMERICA, INC.                                                                     OWNER
1428 BRICKELL AVENUE, 5TH FLOOR                                                           100%
MIAMI  FL  33131-3411

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 2 of 2

In re: OCEAN DEVELOPMENT CO.                               Case No:01-10972(EIK)

21.      CURRENT PARTNERS, OFFICERS, DIRECTORS AND SHAREHOLDERS

None     b. If the debtor is a corporation, list all officers and directors of
[ ] the corporation, and each stockholder who directly or indirectly owns, controls, or holds 5 percent or more of the voting or equity securities of the corporation.

                                                                                                   NATURE AND PERCENTAGE
NAME AND ADDRESS                             TITLE                                                 OF STOCK OWNERSHIP
RUSTEN, JON                                  DIRECTOR AND PRESIDENT                                NONE
1428 BRICKELL AVENUE, 5TH FLOOR                                                                    0.00%
MIAMI  FL  33131-3411

SKJONG-NILSEN, ROLF H.                       VICE PRESIDENT - HOTEL PRODUCT DEVELOPMENT            NONE
1428 BRICKELL AVENUE, 5TH FLOOR                                                                    0.00%
MIAMI  FL  33131-3411

TALCOTT, RANDALL L.                          VICE PRESIDENT AND TREASURER                          NONE
1428 BRICKELL AVENUE, 5TH FLOOR                                                                    0.00%
MIAMI  FL  33131-3411

ZORRILLA, RAYMOND                            CONTROLLER                                            NONE
1428 BRICKELL AVENUE, 5TH FLOOR                                                                    0.00%
MIAMI  FL  33131-3411

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 1 of 1

In re: OCEAN DEVELOPMENT CO.                               Case No:01-10972(EIK)

22.      FORMER PARTNERS, OFFICERS, DIRECTORS AND SHAREHOLDERS

None     a. If the debtor is a partnership, list each member who withdrew from
[X] the partnership within one year immediately preceding the commencement of this case.

NAME                                ADDRESS                             DATE OF WITHDRAWAL

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 1 of 1

In re: OCEAN DEVELOPMENT CO.                               Case No:01-10972(EIK)

22.      FORMER PARTNERS, OFFICERS, DIRECTORS AND SHAREHOLDERS

None     b. If the debtor is a corporation, list all officers or directors whose
[X] relationship with the corporation terminated within one year immediately preceding the commencement of this case.

NAME                                TITLE                               DATE OF TERMINATION

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 1 of 1

In re: OCEAN DEVELOPMENT CO.                               Case No:01-10972(EIK)

23.      WITHDRAWAL FROM A PARTNERSHIP OR DISTRIBUTIONS BY A CORPORATION

None     If the debtor is a partnership or corporation, list all withdrawals or
[ ] distributions credited or given to an insider, including compensation in any form, bonuses, loans, stock redemptions, options exercised and any other perquisite during one year immediately preceding the commencement of this case.

NAME AND ADDRESS OF RECIPIENT       DATE AND PURPOSE                    AMOUNT OF MONEY OR DESCRIPTION
AND RELATIONSHIP TO DEBTOR          OF  WITHDRAWAL                      AND VALUE OF PROPERTY

Please see response to Item 3b in the Statement of Financial Affairs of Debtor, American Classic Voyages Co., Case Number 01-10954.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 1 of 1

In re: OCEAN DEVELOPMENT CO.                               Case No:01-10972(EIK)

24.      TAX CONSOLIDATION GROUP

None     If the debtor is a corporation, list the name and federal taxpayer
[ ] identification number of the parent corporation of any consolidated group for tax purposes of which the debtor has been a member at any time within the six year period immediately preceding the commencement of the case.

NAME OF PARENT CORPORATION                   TAXPAYER IDENTIFICATION NUMBER
AMERICAN CLASSIC VOYAGES CO.                 31-0303330

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 1 of 1

In re: OCEAN DEVELOPMENT CO.                               Case No:01-10972(EIK)

25.      PENSION FUNDS

None     If the debtor is not an individual, list the name and federal taxpayer
[X] identification number of any pension fund to which the debtor, as an employer, has been responsible for contributing at any time within the six-year period immediately preceding the commencement of the case.

NAME OF PENSION FUND                         TAXPAYER IDENTIFICATION NUMBER